RETEK INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

           The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2000 and the unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2000 and for the year ended December 31, 1999 give the effect of the acquisition of HighTouch Technologies, Inc. ("HighTouch") as if it occurred on March 31, 2000 for the purposes of the balance sheet and January 1, 1999 for purposes of the income statements. The unaudited pro forma information is based on the historical financial statements of Retek Inc. ("Retek") and HighTouch, giving effect to the transaction under the purchase method of accounting and the assumptions of adjustments in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

           On May 10, 2000, Retek acquired HighTouch by the issuance of approximately 389,057 shares of Retek common stock and $18,000,000 in cash. The value of Retek common stock issued in determining total consideration in these pro forma statements was calculated using the average Retek common stock price shortly before the acquisition of HighTouch.

           Retek has a fiscal year end of December 31 while HighTouch had, prior to being acquired by Retek, a fiscal year end of March 31. The unaudited pro forma condensed consolidated income statement for the year ended December
31, 1999 includes HighTouch's unaudited income statement for the twelve months ended March 31, 2000. The unaudited pro forma condensed consolidated income statement for the three months ended March 31, 2000 includes HighTouch's unaudited income statement for three months ended March 31, 2000.

           Retek's management has prepared the unaudited pro forma condensed consolidated financial statements based upon the financial information of Retek and HighTouch. The pro forma adjustments are based on estimates and assumptions at the time of the filing of this Form 8-K that Retek and HighTouch believe are reasonable. The fair value of the consideration will be allocated to the assets and liabilities acquired based upon the fair values of those assets and liabilities at the effective time of the acquisition. The estimates and assumptions used for the allocation of assets and liabilities in these unaudited pro forma condensed consolidated financial statements will be adjusted upon issuance of the final valuation report.

           The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during these periods or results which may be reported in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes thereto and the audited and unaudited financial statements and related notes of Retek contained in Retek's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and of HighTouch contained herein.

RETEK INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF MARCH 31, 2000
(In Thousands) (Unaudited)

                                                                                                     PRO FORMA           PRO FORMA
                                                                 HIGHTOUCH           RETEK          ADJUSTMENTS           COMBINED
Current assets:
    Cash and cash equivalents                                      $   232         $ 61,891          $ (18,472) a         $ 43,651
    Investments                                                          -            2,000                  -               2,000
    Accounts receivable, net                                             6           22,505                  -              22,511
    Deferred Software Project Costs                                     17                -                  -                  17
    Deferred income taxes                                                -            1,589                  -               1,589
    Prepaid expenses and other current assets                           22            6,606               (250) c            6,378
                                                           ---------------- ---------------- ------------------     ----------------

      Total current assets                                             277           94,591            (18,722)             76,146

Deferred income taxes                                                    -           30,668             (1,861) a           28,807
Property and equipment,  net                                           199           12,133                  -              12,332
Intangible assets, net                                              16,967            8,233             13,509  a           38,709
Other assets                                                            18               41                  -                  59
                                                           ---------------- ---------------- ------------------     ----------------
      Total assets                                               $  17,461        $ 145,666         $   (7,074)          $ 156,053
                                                           ---------------- ---------------- ------------------     ----------------

    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
    Accounts payable                                               $   164            4,998                  -               5,162
    Current maturities of long-term debt                             2,153                -               (250) c            1,903
    Deferred revenue                                                   715           14,233                  -              14,948
    Accrued expenses and other                                         107            7,932                  -               8,039
    Payable to HNC Software Inc.                                         -               80                  -                  80
                                                           ---------------- ---------------- ------------------     ----------------
      Total current liabilities                                      3,139           27,243               (250)             30,132
                                                           ---------------- ---------------- ------------------     ----------------

Deferred tax liability                                                 760                                                     760
Long-term debt and capital lease obligations                           334                -                  -                 334
Deferred revenue, net of current portion                                 -              381                  -                 381


Stockholders' equity (deficit):

      Total stockholders' equity                                    13,228          118,042             (6,824) a,b        124,446
                                                           ---------------- ---------------- ------------------     ----------------

      Total liabilities and stockholders' equity                 $  17,461        $ 145,666         $   (7,074)          $ 156,053
                                                           ---------------- ---------------- ------------------     ----------------

RETEK INC.
PRO FORMA COMBINED CONDENSED INCOME STATEMENT
For Twelve Months Ended March 31, 2000
(In Thousands Except Share and Per Share Amounts) (Unaudited)


                                                   HIGHTOUCH         HIGHTOUCH
                                                 APRIL 1, 1999    DECEMBER 21, 1999
                                                    THROUGH           THROUGH                        PRO FORMA      PRO FORMA
                                                 MARCH 31, 2000    MARCH 31, 2000       RETEK       ADJUSTMENTS      COMBINED
Revenues                                            $  1,422      $     32            $  69,159     $     -         $  70,613
Cost of revenues                                         951           461               22,983           -            24,395
                                                    ---------     ---------           ----------    --------        ----------

      Gross margin (loss)                                471          (429)              46,176           -            46,218
                                                    ---------     ---------           ----------    --------        ----------

Operating expenses:
    Research and Development                             485           172               22,612           -            23,269
    Sales and marketing                                  353           139               19,625           -            20,117
    General and administrative                         1,010           448                6,257           -             7,715
    Amortization of stock-based compensation               -             -                1,908           -             1,908
    Acquired in-process research and development           -             -                1,480           -             1,480
    Acquisition relate amortization of intangibles         -           726                1,390       6,275 b           8,391
                                                    ---------     ---------           ----------    --------        ----------


      Total operating expenses                         1,848         1,485               53,272       6,275            62,880
                                                    ---------     ---------           ----------    --------        ----------

      Loss from operations                            (1,377)       (1,914)              (7,096)     (6,275)          (16,662)

Nonoperating expense:
    Other income, net                                   (512)          (26)                  30           -              (508)
                                                    ----------    ---------           ----------    --------         ---------

(Loss) before income tax benefit provision            (1,889)       (1,940)               (7,066)    (6,275)          (17,170)

Income tax (benefit)                                       -          (540)               (1,697)    (1,884)d          (4,121)
                                                    ----------    ---------           -----------   --------         ---------

Net loss                                            $ (1,889)     $ (1,400)           $  (5,369)   $ (4,391)         $(13,049)
                                                    ----------    ---------  -        ----------   ---------         ---------

Basic and diluted EPS                                                                   $ (0.13)                      $ (0.32)

Shares used in computing basic and diluted EPS                                           40,779                        41,168


RETEK INC.
PRO FORMA COMBINED CONDENSED INCOME STATEMENT
For Three Months Ended March 31, 2000
(In Thousands, Except Share and Per Share Amounts) (Unaudited)


                                                                                                 Pro Forma          Pro Forma
                                                              HighTouch         Retek            Adjustments         Combined

Revenues                                                       $      32      $    13,964         $        -      $    13,996
Cost of revenues                                                     461            9,677                  -           10,138
                                                             ------------     ------------     --------------     ------------

      Gross loss margin                                             (429)           4,287                  -            3,858
                                                             ------------     ------------     --------------     ------------

Operating expenses:
    Research and Development                                         172            8,008                  -            8,180
    Sales and marketing                                              139            8,671                  -            8,810
    General and administrative                                       448            2,303                  -            2,751
    Amortization of stock-based compensation                           -            2,630                  -            2,630
    Acquisition related amortization of intangibles                  726              779              1,599 b          3,104
                                                             ------------     ------------     --------------     ------------


      Total operating expenses                                      1,485           22,391              1,599          25,475
                                                             ------------     ------------     --------------     ------------

      Loss from operations                                         (1,914)        (18,104)            (1,599)         (21,617)

Nonoperating expense:
    Other (expense) income, net                                       (26)          1,042                  -            1,016
                                                             ------------     ------------     --------------     ------------

(Loss) before income tax benefit provision                         (1,940)        (17,062)            (1,599)         (20,601)

Income tax (benefit)                                                 (540)         (5,776)              (668)d         (6,984)

Net loss                                                      $    (1,400)    $   (11,286)     $        (931)     $   (13,617)
                                                             ------------     ------------     --------------     ------------

Basic and diluted EPS                                                             $ (0.24)                            $ (0.29)

Shares used in computing basic and diluted EPS                                     46,503                              46,892



RETEK INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

1.   Basis of Pro Forma Presentation

     The unaudited pro forma condensed consolidated financial statements of Retek have been prepared on the basis of assumptions relating to the allocation of consideration paid to the assets and liabilities of HighTouch based on preliminary estimates. The actual allocation of the amount of the consideration may differ from that reflected in these unaudited pro forma condensed consolidated financial statements after valuations and other procedures have been completed. Below are tables of the estimated acquisition costs, estimated purchase price allocation and estimated amortization of acquired intangible assets for HighTouch (in thousands):


Estimated acquisition price:
Value of securities issued                                                  $  7,149
Cash consideration and acquisition related expenses paid                      18,472
                                                                         -------------
Total                                                                         25,621

Estimated purchase price allocation:
Tangible net assets acquired                                               $  (3,079)
Goodwill                                                                      19,341
Core technology                                                                4,800
Assembled workforce                                                              520
Customer base                                                                    900
Non-compete agreements                                                         1,000
In process R & D                                                               4,000
Deferred tax liability                                                         1,861
                                                                          -------------
Total                                                                      $  25,621
                                                                          -------------

Estimated amortization of goodwill, core technology
assembled workforce, customer base and non-compete agreements
(based on amortization period of three to five years)
For the twelve months ended December 31, 1999                               $  6,275
                                                                         -------------
For the three months ended March 31, 2000                                   $  1,569
                                                                         -------------


2.   Pro Forma Adjustments

(a) Adjustment to reflect the cash portion, common stock issued and intangible assets acquired in the purchase transaction. The value of the Retek common stock issued was calculated using the average Retek common stock price shortly before the acquisition. Goodwill and other intangible asset adjustments represent the consideration paid in excess of the fair value of net assets acquired. The allocation of the goodwill and intangible assets and the related deferred tax liabilities are preliminary and the actual allocation could differ when completed.
(b) Adjustment to reflect the amortization of goodwill and other intangible assets related to the acquisition of HighTouch based on a three to five year life. In addition, subsequent changes to the net asset/liability position from the pro forma dates presented will have an impact on the goodwill and acquired intangible assets and the related amortization.
(c) Adjustments represent the elimination of intercompany notes payable between Retek and HighTouch
(d) Income tax expense adjustment is the result of a tax benefit equal to 24.0% effective tax rate for pro forma twelve month period as of December 31, 1999 and 33.9% for the pro forma three month period ended March 31, 2000.